Filed by: Integra Bank Corporation
Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: Prairie Financial Corp.
Commission File Number for Related Registration Statement: 333-140044

NEWS RELEASE

For Immediate Release

For more information:
Michael T. Vea, Chairman, President and CEO — 812-464-9604
Martin M. Zorn, CFO, EVP-Finance and Risk — 812-461-5794
Gretchen Dunn, Shareholder Relations — 812-464-9677

INTEGRA BANK CORPORATION ANNOUNCES EXPECTED CLOSING DATE FOR

PRAIRIE FINANCIAL CORPORATION MERGER IN EARLY APRIL

EVANSVILLE, INDIANA – March 9, 2007 – Michael T. Vea, Chairman, President and Chief Executive Officer of Integra Bank Corporation (Nasdaq Global Market: IBNK)

announced today that, assuming approval by the stockholders of Prairie Financial Corporation, the parties expect to close the previously-announced merger of Prairie and Integra in early April. Prairie has called a special meeting of stockholders to be held on April 6, 2007, to vote on the merger agreement. Integra also reported that all required regulatory approvals for the transaction had been obtained. The parties expect to consummate the merger immediately following the stockholder meeting         .

About Integra

Headquartered in Evansville, Integra Bank Corporation is the parent of Integra Bank N.A. With assets of $2.7 billion at December 31, 2006, Integra operates 74 banking centers and has 128 Integra ATMs available for its customers at locations in Indiana, Kentucky, Illinois and Ohio. Integra was ranked in the top 40 of Indiana’s largest publicly held companies in Indiana Business Magazine in 2006. Moody’s Investors Service has assigned an investment grade rating of Baa2 for Integra Bank’s long-term deposits. Integra’s Corporate Governance Quotient (CGQ) rating as of February 1, 2007, has it outperforming 95.7% of the companies in the Russell 3000 Index and 96.2% of the companies in the banking group. This rating is updated monthly by Institutional Shareholder Services and measures public companies’ corporate governance performance to a set of corporate governance factors that reflects the current regulatory environment. Integra’s common stock is listed on the Nasdaq Global Market under the symbol IBNK. Additional information may be found at Integra’s web site, http://www.integrabank.com.

Additional Information and Where to Find It

Integra Bank Corporation filed on March 7, 2007, a final registration statement on Form S-4, including the definitive proxy statement/prospectus constituting a part thereof, with the Securities and Exchange Commission containing information about Integra’s proposed merger with Prairie Financial Corporation. Stockholders are urged to read the registration statement filed with the Securities and Exchange Commission, including the proxy statement/prospectus that constitutes a part of the registration statement, any other relevant materials filed or that will be filed, as they become available, because they will contain important information about Integra, Prairie and the proposed merger. The definitive proxy statement/prospectus was first mailed to stockholders of Prairie on or about March 8, 2007. Investors and security holders may obtain a free copy of the final proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Integra may also be obtained free of charge from Integra by requesting them in writing at 21 S.E. Third Street, P.O. Box 868, Evansville, Indiana 47708-0868, or by telephone at (812) 464-9677 or on Integra’s website at www.integrabank.com.

Participants in the Solicitation

Integra, Prairie and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Prairie with respect to the transactions contemplated by the proposed merger. Information regarding Integra’s officers and directors is included in Integra’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 17, 2006. A description of the interests of the directors and executive officers of Integra and Prairie in the merger is set forth in the registration statement and the proxy statement/prospectus filed with the Securities and Exchange Commission.

Safe Harbor

Certain statements made in this release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words “may,” “will,” “should,” “would,” “anticipate,” “expect,” “plan,” “believe,” “intend,” and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such factors include risks relating to changes in interest rates; risks of default on and concentration of loans within our portfolio; the possible insufficiency of our allowance for loan losses, regional economic conditions; competition; governmental regulation and supervision; failure or circumvention of our internal controls; reliance on Integra Bank to fund dividends to our shareholders; disruption of business or dilution of shareholder value as a result of mergers or acquisitions; our ability to retain key personnel; failure or disruption of our information systems; technological change; and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.